This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Medium Term
Tax Free Fund

Annual Report
December 31, 1995

o A fund that seeks to provide a high level of tax-free income and limited principal fluctuation by investing in high-grade municipal securities of intermediate maturity.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MEDIUM TERM TAX FREE FUND

   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  20 Financial Statements

  23 Financial Highlights

  24 Notes to Financial Statements

  27 Report of Independent Accountants

  28 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

- Scudder Medium Term Tax Free Fund posted a strong total return of 14.32% for the 12-month period ended December 31, 1995, as the municipal bond market made a dramatic recovery after disappointing investors in 1994.

- The Fund's 30-day net annualized SEC yield was 4.22% on December 31, 1995. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a 6.59% and 6.99% taxable yield, respectively.

BAR CHART TITLE              The Tax-Free Advantage
CHART DATA
           The Fund's
           30-Day Net          Taxable-Equivalent    Taxable-Equivalent
           Annualized            Yield at 36%          Yield at 39.6%
           SEC Yield              Tax Bracket            Tax Bracket
           ---------              -----------            -----------

             4.22%                   6.59%                  6.99%


- The Fund placed in the top quartile of performance versus similar funds over one-, two-, three-, four-, and five-year periods, according to Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Medium Term Tax Free Fund's objective is to provide a high level of tax-free income by investing in high-grade, intermediate-term municipal bonds. The Fund's managers work to sort through the municipal marketplace to find attractively valued individual bonds or classes of bonds. They seek to provide investors a higher level of income than short-term tax-free investments, and greater price stability than investments in long-term municipal bonds.

         Your Fund performed extremely well in 1995, as you'll see in the Portfolio Management Discussion beginning on page 6. How did the municipal market overall perform last year? Very well, considering the continued low level of demand from individual investors for tax-free bonds. While individual investors focused primarily on the stock market, insurance companies and other institutional buyers purchased short- and intermediate-term municipals. Tax-free bonds made gains in 1995, but still represent appreciable value versus U.S. Treasuries. Consider the relative yields of AAA municipal bonds versus Treasuries of the same maturity as of the close of 1995: 10-year municipals yielded 4.65%, while 10-year Treasuries yielded 3.88% if taxed at the 31% rate and only 3.39% at the 39.6% level. We believe that demand for municipals will rise as investors continue to recognize this disparity. We also continue to believe that when budget and taxation matters are resolved in Washington, municipal bonds will remain attractive to investors in higher tax brackets.

         If you have any questions concerning your Scudder Medium Term Tax Free Fund investment, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for investing with Scudder.

                              Sincerely,

                              /s/David S. Lee

                              David S. Lee
                              President,
                              Scudder Medium Term Tax Free Fund

SCUDDER MEDIUM TERM TAX FREE FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER MEDIUM TERM TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,432    14.32%    14.32%
5 Year    $14,950    49.50%     8.37%
10 Year*  $20,166   101.66%     7.27%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,746     17.46%   17.46%
5 Year    $15,262     52.62%    8.82%
10 Year   $24,202    142.02%    9.24%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Medium Term Tax Free Fund
Year            Amount
----------------------
85             $10,000
86             $11,054
87             $11,412
88             $11,973
89             $12,691
90             $13,490
91             $15,125
92             $16,476
93             $18,279
94             $17,640
95             $20,166

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
85             $10,000
86             $11,931
87             $12,111
88             $13,342
89             $14,781
90             $15,858
91             $17,784
92             $19,352
93             $21,729
94             $20,606
95             $24,202

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.




-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $10.34  $10.07  $10.02  $10.04  $10.11  $10.62  $10.86  $11.36  $10.39  $11.26
INCOME DIVIDENDS..   $  .62  $  .54  $  .54  $  .56  $  .54  $  .67  $  .65  $  .60  $  .53  $  .54
CAPITAL GAINS
DIVIDENDS.........   $  .10  $  .05  $   --  $   --  $   --  $  .01  $  .03  $  .06  $  .05  $  .05
FUND TOTAL
RETURN (%)........    10.54    3.23    4.92    6.00    6.29   12.13    8.93   10.94   -3.50   14.32
INDEX TOTAL
RETURN (%)........    19.31    1.51   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46

* On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 50.34% and 8.34%, respectively.
All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses for the period
November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the one year, five year and ten year periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Core Cities/Lease        19%
Electric Utility
Revenue                  19%
Hospital/Health          12%              As of December 31, the Fund
Other General                             held securities in 37 states
Obligation/Lease          7%              plus the District of Columbia
State General Obligation  7%              and the Virgin Islands.
Toll Revenue              4%
Sales & Special Tax       4%
School District/Lease     4%
Housing Finance
Authority                 4%
Other                    20%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                      58%
AA                       14%              Portfolio quality remains
A                        16%              high, with over 70% of Fund
BBB                      10%              assets rated AAA, AA, or the
Below BBB                 1%              equivalent.
NR                        1%
                        ----
                        100%
                        ====
Weighed average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year         9%               Our strategy during the past
1 - 5 years             15%               calendar year was to keep the
5 - 10 years            55%               Fund's average effective
10 - 15 years           21%               maturity on par with that of
                       ----               our benchmark index.
                       100%
                       ====
Weighted average effective maturity: 7 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

SCUDDER MEDIUM TERM TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Municipal bonds--especially bonds with intermediate- to longer-term maturities--performed extremely well in 1995 as inflation fears eased and interest rates declined. Scudder Medium Term Tax Free Fund participated in the market's price recovery, posting a total return of 14.32% for the 12-month period ended December 31, and exceeding the 12.85% average return for similar funds compiled by Lipper Analytical Services, Inc. The Fund's net asset value rose 8.37% from $10.39 per share on December 31, 1994, to $11.26 on December 31, 1995. The Fund's total return also included reinvestment of income distributions totalling $0.54 per share and a capital gain distribution of $0.05 per share. Scudder Medium Term Tax Free Fund provided a 30-day net annualized SEC yield of 4.22% as of December 31, 1995, equivalent to a 6.59% taxable yield for investors in the 36% federal income tax bracket.

         The Fund's solid 1995 performance versus the competition is in keeping with its longer-term record; Scudder Medium Term Tax Free Fund has outperformed the Lipper average of similar municipal bond funds over one-, two-, three-, four-, and five-year periods and placed in the top quartile of all such funds over the same periods, as shown in the chart below. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the Lehman Brothers Municipal Bond Index.

                Scudder Medium Term Tax Free Fund's Total Return
                      Versus the Averages of Similar Funds
       (Average annual total returns for periods ended December 31, 1995)


                       Scudder
                       Medium                                    Number of
                      Term Tax     Lipper        Quartile         Funds
       Period         Free Fund    Average        Ranking        Tracked
       ------         ---------    -------        -------        -------

       1 year           14.32%      12.85%      1st quartile       121
       2 years           5.04        4.47       1st quartile        86
       3 years           6.97        6.37       1st quartile        52
       4 years           7.46        6.69       1st quartile        35
       5 years           8.37        7.39       1st quartile        31
       10 years*         7.27        7.60       3rd quartile        14

* On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund; its objective was to provide high tax-free income and current liquidity. Performance statistics compiled by Lipper Analytical Services, Inc.

                            A Solid Comeback in 1995

         Following one of the worst years in history for fixed-income securities, municipal bonds rallied during most of 1995, posting gains in every month except July. Discount bonds and noncallable bonds performed best, favored by investors because of their greater upside potential versus other bonds of equivalent maturity.

BAR CHART AT SIDE - TITLE
                          Municipal Issuance: 1994-1996
                                  (in billions)


                      1994             1995            1996
                      ----             ----            ----
                      $163             $156            $150*

                      *Estimated for full year

         As encouraging as the performance of tax-free bonds was, returns did not match those of U.S. Treasuries. For example, while yields of long-term Treasury bonds declined almost two percentage points and their prices rose 25.10% during 1995, yields of municipal bonds of similar maturity declined 1.25 percentage points, with prices rising only 10.45%. As always, supply and demand played a significant role in municipal market returns: Demand for municipals was held back by several factors, including the outstanding performance of the stock market and continued reluctance to invest in bonds due to the negative impact of 1994's interest rate increases.

         While weak demand for municipals has been a hindrance, the continued limited supply of newly-issued bonds was a bright spot. New issue volume for 1995 was $156 billion, down approximately 5% from the $163 billion of new issues sold in 1994. With refinancing activity diminished, we believe the supply of tax-exempt bonds will remain relatively low in the near term. In fact, we expect that in 1996, for the second year running, the net supply of municipal bonds outstanding will actually decline as the sum of maturities and calls will amount to approximately $190 billion.

                                Portfolio Review

         Our strategy during the past calendar year was to keep the Fund's average effective maturity close to even with that of our benchmark index. In actuality, this requires us to extend the Fund's maturity slightly from time to time, because bonds the Fund already holds gradually shorten as they approach their maturity dates. The Fund's average effective maturity was 7.21 years as of December 31, 1995. Our philosophy amid the current uncertainty over the course of the U.S. economy is to buy municipal bonds based on careful credit analysis and our estimation of a bond's relative value, rather than on the basis of interest rate forecasts. As such, we intend to maintain a neutral maturity stance and hope to add value through a careful structuring of the portfolio, seeking individual bonds which are undervalued.

         Our long-term investment strategy remains the same as in the past. In conjunction with our primary goals of maximizing the Fund's yield while maintaining as much price stability as possible, we continue to purchase high-grade, intermediate-maturity municipal bonds. On December 31, bonds with effective maturities between 10 and 15 years represented approximately 21% of the Fund's portfolio. Bonds in this maturity range continue to offer attractive value -- providing nearly as much yield as bonds with longer maturities, but with less price volatility.

         Purchasing bonds with call protection is a fundamental part of our portfolio management strategy. When long-term interest rates on municipal bonds are declining, as happened in 1995, we believe it is important to protect a significant portion of the Fund's bonds from being called in by their issuers before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream than would exist if the portfolio held significant amounts of bonds that could be called in before their stated maturities. As of December 31, 83% of the Fund's portfolio was invested in noncallable bonds.

         Diversification remains an important investment strategy for Scudder Medium Term Tax Free Fund, allowing us to spread the portfolio's risk over a large number of geographic areas, bond sectors, and maturities. The Fund held securities issued in 37 states plus the District of Columbia and the Virgin Islands as of the close of 1995. In addition, Fund assets were distributed among electric utility revenue bonds, lease rental bonds, hospital/healthcare bonds, general obligation bonds, and several other categories.

         Lastly, portfolio credit quality remains high, with over 70% of Fund assets rated AAA, AA, or the equivalent. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or assigned an equivalent rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                                     Outlook

         Our view of the municipal bond market has not changed significantly from six months ago. We expect the present economic environment of slow growth and low inflation--which has been with us for some time--to continue in the near term, with the possibility of a brief economic slowdown occurring in the second half of 1996. We believe the municipal bond market and bonds in general would benefit from either environment, but we expect more modest declines in interest rates this year than last year. Though municipals staged a rally in the latter half of 1995, municipal bond yields remain at historical highs relative to Treasury bonds. Our ongoing strategy as portfolio managers will reflect our commitment to seek high tax-free income and competitive total returns for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton               /s/M. Ashton Patton
Donald C. Carleton                  M. Ashton Patton


                               Scudder Medium Term
                                 Tax Free Fund:
                          A Team Approach to Investing

         Scudder Medium Term Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

         Lead Portfolio Manager Donald C. Carleton has had responsibility for Scudder Medium Term Tax Free Fund's day-to-day operations since he joined Scudder in 1983. Don, who has worked in the investment industry for more than 25 years, also serves as Lead Portfolio Manager for Scudder Managed Municipal Bonds and as a Portfolio Manager of Scudder California and New York Tax Free Funds and Scudder Tax Free Money Fund. M. Ashton Patton, Portfolio Manager, became a member of the team in 1989. Ashton, who has worked with municipal investments since joining Scudder in 1986, focuses on the Fund's security selection.

SCUDDER MEDIUM TERM TAX FREE FUND
INVESTMENT PORTFOLIO as of December 31, 1995
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------------
3.1%            SHORT-TERM MUNICIPAL INVESTMENTS
                --------------------------------------------------------------------------------------------------
ALABAMA         Birmingham, AL, Health Services, University of
                  Alabama Medical Clinic, Daily Demand Note, 6.1%,
                  12/1/26*.............................................    2,000,000        A1+         2,000,000

CALIFORNIA      California Community College Finance Authority,
                  Pooled Tax and Revenue Anticipation Notes,
                  Series B, 5%, 8/30/96................................    2,000,000        SP1+        2,017,400

                California State Revenue Anticipation Warrants,
                  Series C, 5.75%, 4/25/96.............................    2,000,000        MIG1        2,012,200

                Irvine Ranch Water District, CA, California Refunding,
                  Series B, Daily Demand Notes, 6.1%, 10/1/99*.........      200,000        A1            200,000

GEORGIA         Georgia Pooled Hospitals Equipment Loan Program,
                  Series 1991, Daily Demand Note, 5.95%, 3/1/01*.......      300,000        A1            300,000

LOUISIANA       Louisiana Recovery District, Sales Tax Revenue
                  Bonds, Series 1988, Daily Demand Notes,
                  6%, 7/1/98 (b)*......................................    1,200,000        MIG1        1,200,000

MINNESOTA       Rochester, MN, Health Care Facilities, Mayo Medical
                  Center, Auction Rate Securities, 4.15%, 11/15/15*....    5,650,000        AA          5,650,000

MISSOURI        Missouri Environment Improvement Energy Resource
                  Authority, Union Electric Project, Auction Reset
                  Security, 3.95%, 12/1/22*............................    7,800,000        A           7,800,000

NEW YORK        New York State Energy Research & Development
                  Authority, Pollution Control Revenue, Niagara
                  Mohawk Co., Daily Demand Note, 5.5%, 7/1/15*.........      500,000        A1+           500,000

WASHINGTON      Washington State Health Care Facilities Authority,
                  Fred Hutchinson Cancer Research Center, Series C,
                  Daily Demand Notes, 6%, 1/1/18*......................      475,000        MIG1          475,000
                                                                                                     ------------
                TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                  (Cost $22,142,609)...................................                                22,154,600
                                                                                                     ------------
                -------------------------------------------------------------------------------------------------
96.9%           LONG-TERM MUNICIPAL INVESTMENTS
                -------------------------------------------------------------------------------------------------
ALABAMA         University of South Alabama, Hospital and Auxiliary
                  Revenue, 4.875%, 5/15/04 (b).........................    6,680,000        AAA         6,736,780

ALASKA          North Slope Borough, AK, General Obligation:
                  Series A, Zero Coupon, 6/30/02 (b)...................    3,275,000        AAA         2,422,485
                Series A, Zero Coupon, 6/30/03 (b).....................    7,000,000        AAA         4,912,880
                Series A, Zero Coupon, 6/30/06 (b).....................   12,200,000        AAA         7,209,346
                Series B, Zero Coupon, 6/30/04 (b).....................   19,500,000        AAA        12,920,310

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                  Series I, Zero Coupon, 6/30/96 (b)...................    2,800,000        AAA         2,747,920
                  Refunding, Series G, 7.5%, 6/30/97 (b)...............    2,350,000        AAA         2,471,448

ARIZONA         Arizona Health Facilities Authority, Phoenix Baptist
                  Hospital and Medical Center, 6.1%, 9/1/03 (b)........    2,000,000        AAA         2,185,180
                Maricopa County, AZ, School District #28, Kyrene
                  Elementary, Series B:
                  Zero Coupon, 1/1/03 (b)..............................    4,150,000        AAA         3,009,041
                  Zero Coupon, 7/1/03 (b)..............................    2,000,000        AAA         1,413,820
                Maricopa County, AZ, Unified School District #41:
                  Capital Appreciation Bond, Zero Coupon:
                   7/1/03 (b)..........................................    4,500,000        AAA         3,181,095
                   1/1/04 (b)..........................................    6,000,000        AAA         4,118,760
                   7/1/04 (b)..........................................    7,000,000        AAA         4,676,140
                   7/1/06 (b)..........................................    7,605,000        AAA         4,539,653
                   Gilbert, 1/1/06 (b).................................    2,925,000        AAA         1,809,464
                Maricopa County, AZ, Unified School District #97,
                  Deer Valley, Zero Coupon, 7/1/05 (b).................    4,060,000        AAA         2,575,014

CALIFORNIA      California General Obligation, 6.5%, 2/1/08............    7,000,000        A           7,842,170
                California Housing Finance Agency, Multi-Unit Rental
                  Housing Revenue, Series A, 7.25%, 8/1/98.............    2,270,000        A           2,433,145
                California State Department of Water Resources,
                  Central Valley Project, Revenue Water System,
                  Series 1995 O, 7%, 12/1/06...........................    6,095,000        AA          7,156,079
                California State Public Works Lease Board Revenue,
                  Del Norte Prison, Series C, 4.75%, 12/1/05...........    4,750,000        A           4,709,055
                Foothill Eastern Transportation Corridor Agency, CA,
                  Toll Road Revenue, Senior Lien, Series A, Zero
                  Coupon, 1/1/09.......................................    7,275,000        BBB         4,336,773
                Long Beach, CA, Aquarium of the Pacific Project,
                  5.75%, 7/1/05........................................    1,300,000        BBB         1,300,000
                Los Angeles, CA, Public Works Authority, Lease
                  Revenue, Project #4, 5%, 12/1/08 (b).................    3,300,000        AAA         3,306,105
                Los Angeles, CA, Department of Airports Revenue,
                  Series B, 6.5%, 5/15/04 (b)..........................    7,000,000        AAA         7,915,600
                Orange County, CA, Local Transportation Authority,
                  Sales Tax Revenue, Measure M, 5.1%, 2/15/01 (b)......    5,100,000        AAA         4,992,135
                Orange County, CA, Special Financing Authority,
                  Teeter Plan Revenue, Series C, 6.15%, 11/1/14........    2,600,000        A           2,630,680
                University of California, Multiple Purpose Projects,
                  Series C, 4.7%, 9/1/06 (b)...........................    3,250,000        AAA         3,208,498

COLORADO        Colorado Health Facilities Authority, Hospital Revenue:
                  Rose Medical Center Project, 8.5%, 11/1/96 (b).......      260,000        AAA           270,634
                Rocky Mountain Adventist Healthcare Project, 6%,
                  2/1/98...............................................    3,500,000        BBB         3,554,565

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
CONNECTICUT     Bristol, CT, Resource Recovery, Ogden Martin
                  System, 6.125%, 7/1/03...............................   10,635,000        A          11,287,351
                Connecticut Development Authority, Airport Facilities,
                  Windsor Locks Hotel, Series A, 5.8%, 10/1/25,
                  Prerefunded 10/1/97 (c)..............................    5,610,000        A           5,693,533

DISTRICT OF
COLUMBIA        District of Columbia, Certificate of Participation:
                  Series 1993, 6%, 1/1/97..............................    1,828,000        BB          1,846,134
                  Series 1993, 6.875%, 1/1/03..........................    2,500,000        BB          2,543,650
                District of Columbia, General Obligation:
                  1993 Series A#1, 4.95%, 6/1/05 (b)...................    3,940,000        AAA         3,913,484
                  8%, 6/1/05, Prerefunded 6/1/96 (c)...................    4,000,000        AAA         4,150,760
                  Refunding, 1993 Series B, 5.875%, 6/1/05 (b).........    3,650,000        AAA         3,879,038
                  Refunding, Series B, 5.3%, 6/1/05 (b)................    8,000,000        AAA         8,160,160
                  Refunding, 1993 Series A, 4.85%, 6/1/04 (b)..........    2,000,000        AAA         1,989,000
                  Refunding, Series B, Zero Coupon, 6/1/01 (b).........    7,100,000        AAA         5,485,815
                  Series A, 5.625%, 6/1/02 (b).........................    8,360,000        AAA         8,769,891
                  Series A, 5.8%, 6/1/04 (b)...........................    6,950,000        AAA         7,362,344
                  Series C, 8.9%, 6/1/96...............................    5,505,000        BB          5,592,970
                  Series D, 4.7%, 12/1/99 (b)..........................    8,035,000        AAA         8,123,626

FLORIDA         Dade County Florida, Guaranteed Entitlement
                  Revenue, Prerefunded 2/1/06:
                   Zero Coupon, 8/1/14 (b) (c).........................    4,000,000        AAA         1,366,080
                   Zero Coupon, 8/1/18 (b) (c).........................    6,000,000        AAA         1,502,340

GEORGIA         Georgia, General Obligation:
                  Series B, 6.3%, 3/1/08...............................    5,000,000        AAA         5,655,300
                  Series B, 6.75%, 9/1/10..............................    5,370,000        AAA         6,363,074
                  Series C, 5%, 7/1/09.................................    4,000,000        AAA         4,043,120

ILLINOIS        Alton, IL, Health Facilities Revenue, 6.7%, 2/15/00 (b)    2,000,000        AAA         2,134,380
                Chicago, IL, School Finance Authority, Series A,
                  4.9%, 6/1/05 (b).....................................    6,000,000        AAA         5,990,820
                Chicago, IL, Public Building Commission, Series A,
                  5.25%, 12/1/06 (b)...................................    4,500,000        AAA         4,651,065
                Illinois Development Finance Authority, Refunding
                  Revenue, Commonwealth Edison, 5.3%, 1/15/04..........    7,500,000        BBB         7,412,925
                Illinois Educational Facilities Authority Revenue,
                  Loyola University, Revenue Refunding, 1991
                  Series A, Zero Coupon, 7/1/02 (b)....................    2,130,000        AAA         1,575,348
                Illinois General Obligation:
                  6.7%, 6/1/03.........................................    3,640,000        AA          4,002,107
                  4.6%, 12/1/05........................................    5,000,000        AA          4,874,600
                Illinois Health Facilities Authority:
                  Elmhurst Memorial Hospital, Series A, 4.85%,
                  1/1/02...............................................    1,185,000        AAA         1,201,009
                Evangelical Hospitals, Series B, 6.1%, 4/15/01 (b).....    1,240,000        AAA         1,332,442

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                  Sisters Services, Series C:
                    5.875%, 6/1/98 (b).................................    2,400,000        AAA         2,496,624
                    6%, 6/1/99 (b).....................................    2,500,000        AAA         2,641,150
                    6.1%, 6/1/00 (b)...................................    1,500,000        AAA         1,606,995
                    6.2%, 6/1/01 (b)...................................    1,900,000        AAA         2,057,605
                Illinois State Sales Tax Revenue, Series U, 4.7%,
                  6/15/06..............................................    3,865,000        AAA         3,754,809
                Kendall, Kane and Will Counties, IL, School District,
                  Zero Coupon, 3/1/03 (b)..............................    1,345,000        AAA           960,155
                Macon and Decatur County, IL, Public Building
                  Commission, Certificate of Participation, General
                  Obligation, 6.3%, 1/1/00 (b).........................    1,320,000        AAA         1,416,690
                Metropolitan Pier and Exposition Authority of Illinois,
                  McCormick Place Expansion Project, Coupon
                  Receipts, Zero Coupon, 6/15/04 (b)...................   10,500,000        AAA         6,971,160
                Rosemont, IL, Tax Increment#2, Secondary, Series B,
                  Zero Coupon, 12/1/02 (b).............................    2,785,000        AAA         2,014,641
                Rosemont, IL, Tax Increment#3, Secondary, Series C,
                  Zero Coupon, 12/1/02 (b).............................    3,345,000        AAA         2,419,740

INDIANA         Indiana Housing Finance Authority, Single Family
                  Mortgage Revenue, Series 1995 C#1, 5.25%, 7/1/12.....    3,180,000        AAA         3,201,688
                Indianapolis, IN, Resource Recovery Revenue, Ogden
                  Martin Systems Inc. Project, 6.75%, 12/1/07 (b) (f)..    6,000,000        AAA         6,717,600
                Madison County, IN, Hospital Authority, Holy Cross
                  Health System, 6.7%, 12/1/02 (b).....................    1,385,000        AAA         1,560,770

IOWA            Iowa Certificate of Participation, 1992 Series A,
                  6.25%, 7/1/02 (b)....................................    5,000,000        AAA         5,450,500

KANSAS          Kansas City, KS, Utility System Revenue:
                  Zero Coupon, 3/1/03 (b)..............................    3,850,000        AAA         2,784,282
                  Zero Coupon, 3/1/03 (b)..............................    2,750,000        AAA         1,976,948

KENTUCKY        Kentucky Turnpike Authority, Economic Development,
                  Revenue Refunding, 1986 Series A, 7.7%, 1/1/00.......      700,000        AAA           728,000

LOUISIANA       Louisiana State General Obligation, Series A,
                  7%, 5/1/02 (b).......................................    3,000,000        AAA         3,430,710
                Louisiana Housing Finance Agency, Mortgage
                  Revenue Refunding, Single Family,
                  Series 1995 C#1, 5.125%, 12/1/10 (b).................    3,000,000        AAA         2,991,210
                New Orleans, LA, General Obligation, Zero Coupon,
                  9/1/05 (b)...........................................    3,355,000        AAA         2,100,196
                Orleans, LA, Levee District, Levee Improvement
                  Bonds, Series 1986, 5.95%, 11/1/14 (b)...............    1,980,000        AAA         1,981,901
                St. Tammany Parish, LA, Sales Tax Revenue,
                  District #3, Series A, 11%, 12/1/96 (b)..............    1,065,000        AAA         1,134,385

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
MARYLAND        Northeast Maryland Waste Disposal Authority,
                  Southwest Resource Recovery System Revenue,
                  Series 1993, 6.75%, 1/1/98 (b).......................    4,715,000        AAA        4,952,306

MASSACHUSETTS   Boston, MA, General Obligation, Series A,
                  4.9%, 7/1/07 (b).....................................    3,950,000        AAA        3,932,818
                Brockton, MA, General Obligation, 7.75%, 12/15/96......      840,000        A            865,561
                Lawrence, MA, General Obligation, State Qualified
                  Bond, 5%, 9/15/02....................................    1,030,000        A          1,047,541
                Massachusetts General Obligation:
                  Refunding, Series B, 6.375%, 8/1/02..................    2,150,000        A          2,378,846
                  Series A, 6.4%, 8/1/03...............................    1,000,000        A          1,114,840
                  Series C, 6.9%, 12/1/96 (b)..........................    1,000,000        AAA        1,029,610
                Massachusetts Health and Educational Facilities
                  Authority, St. Joseph's Hospital, Series C,
                  9.5%, 10/1/20 Prerefunded 10/1/99 (c)................    2,780,000        AAA        3,275,035
                Massachusetts Housing Finance Agency, 1992
                  Series C, FNMA Collateralized:
                   6.25%, 5/15/02......................................    2,000,000        AAA        2,142,840
                   6.25%, 11/15/02.....................................    3,420,000        AAA        3,680,399
                Massachusetts Industrial Finance Agency, Resource
                  Recovery, North Andover Solid Waste, Series A,
                  6.15%, 7/1/02........................................    3,250,000        BBB        3,378,603
                Massachusetts Industrial Finance Agency, Sturdy
                  Memorial Hospital, 7.9%, 6/1/09......................    1,900,000        BBB        2,069,442
                Massachusetts Municipal Wholesale Electric Co.,
                  Power Supply System Revenue, Series A, 6.625%,
                  7/1/03...............................................    3,165,000        A          3,525,430
                Massachusetts Water Resource Authority, Series A,
                  7.25%, 4/1/01........................................    1,000,000        A          1,122,790
                New England Education Loan Marketing Corp.,
                  Massachusetts Student Loan Revenue Refunding:
                   Issue A, 5.8%, 3/1/02...............................    8,825,000        AAA        9,257,337
                   Issue E, 5%, 7/1/99.................................    8,000,000        A          8,120,560

MICHIGAN        Michigan Municipal Bond Authority, Local Government
                  Loan Program, School Improvement, Zero Coupon,
                  6/15/06 (b)..........................................    4,750,000        AAA        2,827,438
                Michigan State Hospital Finance Authority, Hospital
                  Revenue, Sinai Hospital, Series 1995, 6%, 1/1/08.....    2,000,000        AAA        1,964,820
                Romulus Township, MI, School District, Series II, Zero
                  Coupon, 5/1/22, Prerefunded 5/1/07 (b) (c)...........    7,400,000        AAA        1,527,360

MISSISSIPPI     Mississippi Higher Education Assistance Corp.,
                  Student Loan Revenue, 1992 Series A,
                  6.2%, 1/1/02.........................................    1,200,000        A          1,263,108

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
NEVADA          Nevada State Housing Division, Single Family
                  Mortgage Revenue, Series R, 5.95%, 10/1/11...........    3,520,000        AA          3,699,802
                Nye County, NV, School District, 8.875%, 5/1/96 (b)....      500,000        AAA           508,595

NEW HAMPSHIRE   New Hampshire Higher Education and Health
                  Facilities Authority, Hospital Revenue, Frisbie
                  Memorial Hospital, Series 1993, 5.25%, 10/1/99.......    2,635,000        BBB         2,670,599

NEW JERSEY      New Jersey Economic Development, Series A,
                  7%, 7/1/04 (b).......................................    2,500,000        AAA         2,922,250

NEW YORK        Metropolitan Transportation Authority of New York,
                  Commuter Facilities Revenue:
                   6.75%, 7/1/00.......................................    1,200,000        BBB         1,303,908
                   6.9%, 7/1/01........................................    1,280,000        BBB         1,409,216
                  Transit Facilities Revenue:
                   Series K, 6.25%, 7/1/05 (b).........................    4,250,000        AAA         4,757,238
                   Series M, 5.3%, 7/1/06 (b)..........................    4,750,000        AAA         4,952,113
                   Series M, 5.5%, 7/1/08 (b)..........................    3,500,000        AAA         3,667,895
                   Service Contract, 6.75%, 7/1/00.....................    2,270,000        BBB         2,466,559
                   Service Contract, Series O, 5.75%, 7/1/07...........    1,975,000        BBB         2,041,696
                  Service Contract Lease Revenues, 6.9%, 7/1/01........    2,415,000        BBB         2,658,794
                Nassau County, NY, General Improvement, Series R,
                  5.125%, 11/1/01 (b)..................................    3,900,000        AAA         4,058,223
                New York City, General Obligation:
                  Series A, 7%, 8/1/04.................................    5,150,000        A           5,635,954
                  Series A, 6%, 8/1/05 (b).............................    2,560,000        AAA         2,804,045
                  Series 1992 B, 6.4%, 10/1/02.........................    4,905,000        A           5,193,267
                  Series B, 7%, 2/1/96.................................    2,000,000        A           2,005,320
                  Series B, 6.75%, 8/15/03.............................    7,000,000        A           7,547,610
                  Series B, 6.6%, 10/1/03..............................   10,200,000        A          10,912,878
                  Series C, ETM, 7.4%, 8/1/96**........................    1,560,000        A           1,594,616
                  Series C, 6.3%, 8/1/03 (b)...........................       50,000        AAA            55,489
                  Series D, 7.875%, 8/1/97.............................    2,025,000        A           2,136,395
                  Series D, ETM, 7.875%, 8/1/97**......................      530,000        A             562,547
                  Series D, 5.5%, 8/15/04..............................    2,800,000        A           2,784,628
                  Series 1996 G, 6.75%, 2/1/09 (f).....................    5,000,000                    5,421,550
                  Series 1992 H, 6.9%, 2/1/01..........................    6,000,000        A           6,444,480
                  Series H, 5.8%, 8/1/04...............................    5,000,000        A           5,073,950
                New York City Municipal Water Finance Authority,
                  Water and Sewer System Revenue, Zero Coupon,
                  6/15/96 (b)..........................................    1,000,000        AAA         1,012,460
                New York State Dormitory Authority:
                  City University System, Consolidated Revenue
                   Lease:
                    Series A, 5.5%, 7/1/03.............................    8,000,000        BBB         8,147,520
                    Series A, 5.5%, 7/1/03 (b).........................    1,250,000        AAA         1,327,238

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                  College and University Pooled Capital Program,
                   7.8%, 12/1/05 (b)...................................    1,285,000        AAA        1,418,936
                  Cons City University System, 5.75%, 7/1/06 (b).......    1,750,000        AAA        1,882,930
                  State University, 6.8%, 5/15/00 (b)..................    1,915,000        AAA        2,114,524
                New York State Energy Research and Development
                  Authority, Pollution Control Revenue, Electric and
                  Gas, 5.9%, 12/1/06 (b)...............................    2,200,000        AAA        2,393,996
                New York State Medical Care Facilities, Financing
                  Agency Revenue, Mount Sinai Hospital, Series 1983,
                  5.95%, 8/15/09.......................................    8,980,000        AAA        9,328,963
                New York State Thruway Authority, Special Obligation,
                  Zero Coupon, 1/1/02..................................    3,155,000        BBB        2,284,315
                New York State Urban Development Corporation,
                  Correctional Facilities:
                   Revenue Refunding, 1993 Series A, 5.3%, 1/1/05......    1,105,000        BBB        1,097,199
                   Series A, 5.3%, 1/1/05..............................    7,000,000        BBB        6,950,580
                   Series A, 5.4%, 1/1/06..............................    3,500,000        BBB        3,486,630

NORTH DAKOTA    Bismarck, ND, Hospital Revenue, St. Alexius Medical
                  Center, Series 1991, Zero Coupon, 5/1/00 (b).........    2,850,000        AAA        2,356,950
                Grand Forks, ND, Health Facilities, United Hospital
                  Obligation Group, Series A, 6%, 12/1/02 (b)..........    1,160,000        AAA        1,260,305

OHIO            Hamilton County, OH, Health System Revenue,
                  Franciscan Sisters of the Poor Health System,
                  Providence Hospital, Series 1992, 6.375%, 7/1/04.....    4,495,000        BBB        4,737,505

PENNSYLVANIA    Allegheny County, PA, Hospital Development
                  Authority, 6.5%, 7/1/00 (b)..........................    1,000,000        AAA        1,088,810
                Armstrong County, PA, Hospital Authority, St. Frances
                  Medical Center, Series A, 6.2%, 6/1/03 (b)...........    3,090,000        AAA        3,389,625
                Montgomery County, PA, Redevelopment Authority,
                  Multi Family Housing Revenue Refunding, KBF
                  Associates, LP Project, 6%, 7/1/04...................    2,685,000        BBB        2,692,062
                Philadelphia, PA, General Obligation, Refunding
                  Revenue, Series A, 11.5%, 8/1/99 (b).................    1,000,000        AAA        1,237,390
                Schuykill County, PA, Redevelopment Authority, Lease
                  Rental, Series A, 6.55%, 6/1/00 (b)..................    1,105,000        AAA        1,204,572
                Somerset County, PA, General Authority,
                  Commonwealth Lease Revenue, ETM, 6.45%,
                  10/15/00 (b)**.......................................    2,000,000        AAA        2,195,240

SOUTH
CAROLINA        South Carolina Jobs Economic Development Authority
                  Revenue, Franciscan Sisters of the Poor Health
                  System Inc., St. Francis Hospital, 6.375%, 7/1/04....    3,420,000        BBB        3,602,115
                Sumter County, SC, Hospital Facility Revenue
                  Refunding, Tuomey Medical Center, 6.375%,
                  11/15/99 (b).........................................    1,000,000        AAA        1,077,400

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA    South Dakota Student Loan Assistance Corp.
                  Revenue, Series A, 7%, 8/1/98........................    1,000,000        A           1,048,440

TENNESSEE       Shelby County, TN, General Obligation, Series A, Zero
                  Coupon, 5/1/11, Prerefunded 5/1/05 (c)...............    3,700,000        AAA         1,669,366

TEXAS           Austin, TX, Combined Utility System Revenue, Zero
                  Coupon, 11/15/09 (b).................................    6,775,000        AAA         3,287,095
                Austin, TX, Utility District, Water, Sewer & Electric
                  Revenue, 11%, 11/15/02, Prerefunded 5/15/97 (c)......    2,430,000        AAA         2,660,753
                Brownsville, TX, Utility System Revenue Refunding:
                  Series 1995, 6%, 9/1/08 (b)..........................    1,000,000        AAA         1,094,920
                  Series 1995, 6%, 9/1/09 (b)..........................    2,700,000        AAA         2,956,446
                Carrollton, TX, Farmers Branch Independent
                  School District, ETM, 9.4%, 6/1/96**.................      100,000        AAA           102,436
                Dallas County, TX, Hospital District, 9.75%, 4/10/96...      750,000        A             762,248
                Dallas, TX, Civic Center, Senior Lien, 8.6%, 1/1/06....    1,115,000        A           1,140,701
                Harris County, TX, Toll Road Authority, Toll Road
                  Revenue, Subordinate Lien, Series A, Zero Coupon:
                   8/15/06 (b).........................................    3,915,000        AAA         2,300,493
                   8/15/07 (b).........................................    1,050,000        AAA           580,661
                Texas Municipal Power Agency, Zero Coupon,
                  9/1/07 (b)...........................................    8,385,000        AAA         4,626,508
                Texas Public Finance Authority, Building Revenue
                  Refunding, Zero Coupon, 2/1/09 (b)...................    5,860,000        AAA         2,962,464

UTAH            Intermountain Power Agency, UT, Power Supply
                  Revenue, Series B:
                   Zero Coupon, 7/1/01 (b).............................   10,495,000        AAA         8,162,486
                   Zero Coupon, 7/1/02 (b).............................    2,500,000        AAA         1,849,000
                   6.25%, 7/1/06 (b) (f)...............................    8,000,000        AAA         8,785,680
                Intermountain Power Agency, UT, Special Obligation,
                  7.5%, 7/1/16, Crossover Refunded 7/1/96 (b) (d)......    3,000,000        AA          3,108,360
                Salt Lake County, UT, Water Conservation District,
                  Series A, Zero Coupon, 10/1/03 (b)...................    3,200,000        AAA         2,216,736

VIRGIN
ISLANDS         Virgin Islands, General Obligation, Public Finance
                  Authority Revenue, Matching Fund Loan Notes:
                   Series A, 6.7%, 10/1/99.............................    3,170,000        NR          3,329,990
                   Series A, 6.8%, 10/1/00.............................    1,035,000        NR          1,096,986

VIRGINIA        Roanoke, Virginia, Industrial Development Authority,
                  Hospital Revenue, Carilion Health System, 6.5%,
                  7/1/25, Prefunded 7/1/00 (b) (c).....................    5,000,000        AAA         5,471,900

WASHINGTON      Benton County, WA, Public Utility District, Electric
                  Revenue:
                   6%, 11/1/03 (b) (f).................................    3,275,000        AAA         3,491,903
                   6%, 11/1/04 (b) (f).................................    1,735,000        AAA         1,851,193

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                Clark County, WA, Public Utility District #1, Generating
                  System Revenue Bonds, 6%, 1/1/07 (b).................   12,150,000        AAA        13,115,439
                King County, WA, Water District #107, ETM, 8.7%,
                  3/1/96**.............................................      120,000        AAA           121,042
                Snohomish County, WA, Public Utility District #1, 1991
                  Series B, 6.4%, 1/1/00...............................    2,000,000        A           2,152,280
                Washington Healthcare Facilities Authority, Empire
                  Health Services, Spokane, Series 1993, 4.35%,
                  11/1/96 (b)..........................................    1,760,000        AAA         1,770,155
                Washington Public Power Supply System:
                  Nuclear Project #1, Refunding Revenue:
                   Series A, 7%, 7/1/96................................    1,000,000        AA          1,016,120
                   Series B, 5.15%, 7/1/02.............................    5,275,000        AA          5,388,940
                   Series B, 5%, 7/1/01................................    1,500,000        AA          1,523,790
                   Series B, 5.25%, 7/1/03.............................    5,555,000        AA          5,689,875
                   Series D, 15%, 7/1/17, Prerefunded 7/1/96 (c).......    2,595,000        AAA         2,815,549
                  Nuclear Project #2, Refunding Revenue:
                   Series A, 6.3%, 7/1/01..............................    6,000,000        AA          6,469,980
                   Series A, 4.9%, 7/1/05..............................    4,930,000        AA          4,863,741
                   Series A, 5.8%, 7/1/07..............................    2,120,000        AA          2,217,880
                   Series A, 5.25%, 7/1/08.............................    3,000,000        AA          2,970,210
                   Series B, 5.15%, 7/1/02.............................    6,085,000        AA          6,216,436
                  Nuclear Project #3, Refunding Revenue:
                   Series B, 5%, 7/1/01................................    6,210,000        AA          6,308,491
                   Series B, 7.15%, 7/1/01.............................    1,310,000        AA          1,448,048
                   Series B, 5.15%, 7/1/02.............................    3,165,000        AA          3,233,364
                   Series B, 5.25%, 7/1/03.............................    6,100,000        AA          6,248,108
                   Series B, Zero Coupon, 7/1/04 (b)...................    8,000,000        AAA         5,299,920
                   Series C, 5%, 7/1/05................................   10,905,000        AA         10,856,037
                Washington State Housing Finance, Series A, 7.1%,
                  12/1/17..............................................    3,165,000        AAA         3,299,418

WEST VIRGINIA   South Charleston, WV, Pollution Control Revenue,
                  Union Carbide, 7.625%, 8/1/05........................    2,000,000        BBB         2,340,980

WISCONSIN       Wisconsin Health & Education Facilities Authority:
                  Columbia Hospital Inc., 6.125%, 11/15/01 (b).........    1,000,000        AAA         1,082,030
                  Mercy Health System Corporation:
                   6%, 8/15/05 (b).....................................    1,400,000        AAA         1,522,584
                   6.125%, 8/15/06 (b).................................    1,480,000        AAA         1,622,272
                   6.25%, 8/15/07 (b)..................................    1,000,000        AAA         1,104,490
                  Wheaton Franciscan Hospital:
                   6%, 8/15/02 (b).....................................    1,000,000        AAA         1,082,100
                   5.8%, 8/15/04 (b)...................................    1,675,000        AAA         1,798,213

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
WYOMING         Wyoming Community Development Authority, Single
                  Family Mortgage Revenue, Zero Coupon,
                  6/1/96 (b)...........................................    2,150,000        AA          2,101,195
                                                                                                      -----------
                TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                  (Cost $670,828,881)..................................                               703,173,918
                                                                                                      -----------
=================================================================================================================
                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                  (Cost $692,971,490) (a)..............................                               725,328,518
                                                                                                      ===========

(a) The cost for federal income tax purposes was $692,971,490. At December 31, 1995, net unrealized appreciation for all securities was $32,357,028. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $32,443,431 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $86,403.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FHA, FSA, or MBIA.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(d) Crossover refunded: Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.

(e) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------
DECEMBER 31, 1995
----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $692,971,490)
   (Note A)...................................................                    $725,328,518
Cash..........................................................                          31,736
Receivables:
   Interest...................................................                      10,543,250
   Investments sold...........................................                       2,384,225
   Fund shares sold...........................................                         372,727
   Other assets...............................................                           4,747
                                                                                  ------------
                Total assets..................................                     738,665,203

LIABILITIES
Payables:
   When-issued and forward delivery securities (Note A).......    $24,974,508
   Dividends..................................................      1,102,819
   Fund shares redeemed.......................................        455,352
   Accrued management fee (Note C)............................        341,230
   Accrued expenses (Note C)..................................        181,720
                                                                  -----------
                Total liabilities.............................                      27,055,629
                                                                                  ------------
Net assets, at market value...................................                    $711,609,574
                                                                                  ============
NET ASSETS
Net assets consist of:
   Net unrealized appreciation on investments.................                    $ 32,357,028
   Accumulated net realized gain..............................                         747,469
   Shares of beneficial interest..............................                         632,172
   Additional paid#in capital.................................                     677,872,905
                                                                                  ------------
Net assets, at market value...................................                    $711,609,574
                                                                                  ============
NET ASSET VALUE, offering and redemption price per share
   ($711,609,574 divided by 63,217,191 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized)                                                                $11.26
                                                                                        ======

   The accompanying notes are an integral part of the financial statements.

                                                                          FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest......................................................                     $40,251,194

Expenses:
Management fee (Note C).......................................   $4,083,050
Services to shareholders (Note C).............................      608,658
Custodian and accounting fees (Note C)........................      222,418
Trustees' fees (Note C).......................................       34,819
Reports to shareholders.......................................       89,288
Legal.........................................................       15,355
Auditing......................................................       56,280
State registration............................................       34,039
Other.........................................................       49,899
                                                                 ----------
Total expenses before reductions..............................    5,193,806
Expense reductions (Note C)...................................     (174,121)
                                                                 ----------
Expenses, net.................................................                       5,019,685
                                                                                   -----------
Net investment income.........................................                      35,231,509
                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investments..............................                       4,031,600
Net unrealized appreciation on investments
   during the period..........................................                      56,190,627
                                                                                   -----------
Net gain on investments.......................................                      60,222,227
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........                     $95,453,736
                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                                 -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                     1995            1994
----------------------------------------------------------------------------------------------
Operations:
Net investment income.........................................   $ 35,231,509   $   43,643,974
Net realized gain from investments............................      4,031,600        1,334,624
Net unrealized appreciation (depreciation)
   on investments during the period...........................     56,190,627      (81,623,664)
                                                                 ------------   --------------
Net increase (decrease) in net assets
   resulting from operations..................................     95,453,736      (36,645,066)
                                                                 ------------   --------------
Distributions to shareholders:
From net investment income ($.54 and $.53 per
   share, respectively).......................................    (35,231,509)     (43,643,974)
                                                                 ------------   --------------
From net realized gains from investment
   transactions ($.05 and $.05 per share, respectively).......     (3,199,100)      (3,856,845)
                                                                 ------------   --------------
Fund share transactions:
Proceeds from shares sold.....................................    105,990,498      242,143,475
Net asset value of shares issued to
   shareholders in reinvestment of distributions..............     23,977,046       30,767,915
Cost of shares redeemed.......................................   (176,818,110)    (504,752,983)
                                                                 ------------   --------------
Net decrease in net assets from Fund share transactions.......    (46,850,566)    (231,841,593)
                                                                 ------------   --------------
INCREASE (DECREASE) IN NET ASSETS.............................     10,172,561     (315,987,478)
Net assets at beginning of period.............................    701,437,013    1,017,424,491
                                                                 ------------   --------------
NET ASSETS AT END OF PERIOD...................................   $711,609,574   $  701,437,013
                                                                 ============   ==============

OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period.....................     67,486,134       89,545,863
                                                                 ------------   --------------
Shares sold...................................................      9,691,714       22,098,846
Shares issued to shareholders in reinvestment
   of distributions...........................................      2,182,653        2,858,978
Shares redeemed...............................................    (16,143,310)     (47,017,553)
                                                                 ------------   --------------
Net decrease in Fund shares...................................     (4,268,943)     (22,059,729)
                                                                 ------------   --------------
Shares outstanding at end of period...........................     63,217,191       67,486,134
                                                                 ============   ==============

   The accompanying notes are an integral part of the financial statements.

                                                                                                               FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED
FROM THE FINANCIAL STATEMENTS.

                                                                       YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                           1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                        -------------------------------------------------------------------------------------------
Net asset value, beginning
  of period..........................     $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02   $10.07   $10.34   $10.03
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income (a) .........        .54      .53      .60      .65      .67      .54      .56      .54      .54      .62
  Net realized and
   unrealized gain (loss)
   on investments....................        .92     (.92)     .56      .27      .52      .07      .02     (.05)    (.22)     .41
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations.....       1.46     (.39)    1.16      .92     1.19      .61      .58      .49      .32     1.03
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions from:
  From net investment income.........       (.54)    (.53)    (.60)    (.65)    (.67)    (.54)    (.56)    (.54)    (.54)    (.62)
  From net realized
   gains on investments..............       (.05)    (.05)    (.06)    (.03)    (.01)      --       --       --     (.05)    (.10)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total distributions................       (.59)    (.58)    (.66)    (.68)    (.68)    (.54)    (.56)    (.54)    (.59)    (.72)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Net asset value, end of period.....     $11.26   $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02   $10.07   $10.34
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%) (B).................      14.32    (3.50)   10.94     8.93    12.13     6.29     6.00     4.92     3.23    10.54

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions).......................        712      701    1,017      661      268       27       54       99      125      104
Ratio of operating expenses
  net, to average daily net
  assets (%) (a).....................        .70      .63      .14       --       --      .97      .91      .79      .80      .82
Ratio of net investment income
  to average net assets (%)..........       4.92     4.94     5.35     6.07     6.44     5.37     5.62     5.05     5.37     6.00
Portfolio turnover rate (%)..........       36.1     33.8     37.3     22.4     14.0    116.9     15.7     31.2     32.6     44.3
(a) Portion of expenses
      reimbursed by
      the Adviser....................     $   --   $   --   $ .005   $ .014   $ .020   $ .001   $   --   $   --   $   --   $   --
    Management fee and
      other fees not imposed.........     $ .003   $  .01   $ .063   $ .064   $ .062   $ .002   $   --   $   --   $   --   $   --

    Annualized ratio of operating expenses, including expenses reimbursed, management fee and other expenses not imposed, to average daily net assets aggregated 0.72%, 0.71%, 0.75%, 0.80%, 0.88% and 1.00% for the years ended
    December 31, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.

(b) Total returns may have been higher due to maintenance of the Fund's expenses. On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Financial information for each of the five years in the period ended December 31, 1990 should not be considered representative of the present Fund.

SCUDDER MEDIUM TERM TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

                                                  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------

For the year ended December 31, 1995, purchases and sales of investments (excluding short-term) aggregated $250,562,247 and $302,033,268, respectively.

C.  RELATED PARTIES
-------------------------------------------------------------------------------

Under the Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.

SCUDDER MEDIUM TERM TAX FREE FUND
-------------------------------------------------------------------------------

The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. The Management Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser agreed not to impose all or a portion of its management fee until October 31, 1995, and during such period to maintain the annualized expenses of the Fund at not more than 0.70% of average daily net assets. For the year ended December 31, 1995, the management fee aggregated $4,083,050 of which $174,121 was not imposed and $341,230 is unpaid at December 31, 1995.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995 the amount charged to the Fund by SSC amounted to $446,459 of which $35,046 is unpaid at December 31, 1995.

Effective February 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $88,116, of which $8,494 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $34,819.

                                              REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER TAX FREE TRUST AND THE SHAREHOLDERS OF SCUDDER MEDIUM TERM TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Medium Term Tax Free Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.



Boston, Massachusetts               COOPERS & LYBRAND L.L.P.

February 2, 1995

SCUDDER MEDIUM TERM TAX FREE FUND
TAX INFORMATION
-------------------------------------------------------------------------------

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Of the dividends paid from net investment income for the fiscal year ended December 31, 1995, 100% were exempt interest dividends which are tax exempt for regular federal income tax purposes, and are not an item of tax preference for purposes of the federal alternative minimum tax, if applicable.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,282,895 as capital gain dividends for the year ended December 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                                                           OFFICERS AND TRUSTEES


David S. Lee*
    President and Trustee

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

M. Ashton Patton*
    Vice President

Coleen Downs Dinneen*
     Assistant Secretary


* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------

                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------

                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------

                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

                                                          HOW TO CONTACT SCUDDER



 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------


                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------


                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                                New York
                                         Boston                                    Portland, OR
                                         Chicago                                   San Diego
                                         Cincinnati                                San Francisco
                                         Los Angeles                               Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder                For information on Scudder
                                         Treasurers Trust,(TM) an institutional    Institutional Funds,* funds
                                         cash management service for               designed to meet the broad
                                         corporations, non-profit                  investment management and
                                         organizations and trusts that uses        service needs of banks and
                                         certain portfolios of Scudder Fund,       other institutions, call
                                         Inc.* ($100,000 minimum), call            1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------


    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


         Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long- term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

         Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.